EXHIBIT 10.4

          SUBSCRIPTION, SHARE RESTRICTIONS AND PROXY AGREEMENT


          THIS AGREEMENT (this "Agreement") is entered into as of October 23, 1998 between BRITISH LION MEDICAL, INC., a California corporation (the "Company"), ALLEN D. ALLEN, residing at 4236 Longridge Avenue, #302, Studio City, California 91604 ("Allen") and THREE R ASSOCIATES, INC., a California corporation ("Three R"); and for purposes of Articles II, III and V of this Agreement, Lois Rezler, Ph.D., residing at 10947 Canoga Avenue, Chatsworth, California 91311, Roy S. Azarnoff, Ph.D., residing at 19011 Leadwell Street, Reseda, California, 91335 and Daniel L. Azarnoff, M.D., residing at 210 Robin Road, Hillsboro, California 94010 (the "Founders").

          WHEREAS, Allen desires to subscribe to the purchase of shares of Company common stock;

          WHEREAS, the Company is willing to issue shares of Company common stock to Allen only upon Allen's agreement to certain conditions;

          WHEREAS, the Company and Three are agreeable to providing Allen certain anti-dilution protection; and

          WHEREAS, Allen is agreeable to granting the Founders a right of first refusal to purchase his shares and a proxy;

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          NOW, THEREFORE, in consideration of and in reliance upon the mutual representations, promises and agreements set forth above and herein, the parties hereto agree as follows:

I.   SUBSCRIPTION

     A.   Number of Shares of Common Stock and Consideration.
          --------------------------------------------------

          Allen hereby subscribes (the "Subscription") to the purchase of 300,000 shares of Company common stock for a consideration of $.001 per share, or an aggregate consideration of $300.00 (the "Consideration").


     B.   Payment of Consideration.
          ------------------------

          Allen hereby agrees to pay the Consideration by check payable to the order of the Company promptly upon approval by the Company's Board of Directors of the Subscription.

     C.   Identification.
          --------------

          Upon issuance pursuant to the Subscription the shares of Company common stock shall be referred to as the Allen Shares for purposes of this Agreement.

     D.   Certificate.
          -----------

          Allen agrees any certificate that may be issued to him representing the Allen Shares will contain a legend in form satisfactory to Company counsel providing notice of the restrictions and the proxy set forth in this Agreement.

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     E.   Restricted Stock.
          ----------------

          Allen understands that the Allen Shares will be restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the Securities Act of 1933 as amended (the "Act"), and applicable state statutes. Allen further understands that (i) an appropriate restrictive legend (or legends) will be placed on the certificates representing the Allen Shares and that (ii) the stock transfer records of Company will be noted to reflect such restrictions. Because the Allen Shares are "restricted" as defined under Rule 144, Allen understands that such Shares must be held for a minimum of one year following their transfer to him. Thereafter, the Allen Shares may be sold, and Allen agrees they will be sold, only in the amounts and the manner specified in Rule 144 unless first registered under the Act and any applicable state securities laws or unless the availability and an exemption from such registration requirement is established to the satisfaction of the Company.

     F.   Dilution.
          --------
          The Company represents and warrants that the Company presently contemplates issuing 300,000 shares of Company common stock prior to the Company being merged into a publicly held company, and, accordingly, the Allen Shares represent 5% of all such shares. In further consideration of the Subscription, the Company and Three R agree that should the Company contemplate issuing common stock in excess of 300,000 shares, in conjunction

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with such issuance the Company will issue to Allen additional shares of
Company common stock, at no cost to Allen, such that his ownership interest will remain at 5% and not be diluted until the ownership interest of Three R has been diluted to 55%. Thereafter, Allen understands and agrees he will have no protection against dilution and his ownership interest will be diluted as the Company or a successor in interest issues additional shares of common stock.

II.  ALLEN AGREEMENTS

     A.   Shares Restricted.
          -----------------

          Allen agrees he will not transfer, assign, hypothecate or in any way alienate, or otherwise create or suffer to exist any lien, claim or encumbrance upon any of the Allen Shares, or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except pursuant to the terms of this Agreement. The Company agrees Allen may transfer the Allen Shares to his daughter, Corinne E. Allen, or by Allen as trustor to a trust or trusts for the benefit of his daughter, Corinne E. Allen. The effectiveness of any such transfer is expressly conditioned and no such transfer may be made except upon the agreement of (i) Allen's daughter, Corinne, as transferee, or (ii) the trustee and, if appropriate, Allen's daughter, Corinne, as beneficiary of such trust, that the trustee and she, as the case may be, agree to all the terms of this Agreement governing the rights and obligations of the holder of the Allen Shares. Such agreement will be in a form subject to

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the sole discretion of the Company.  In the event of any such transfer, the terms of this Agreement governing the rights and obligations of the holder of the Allen Shares shall be deemed to mean such transferee. Any purported transfer in violation of any provision of this Agreement shall be void ab initio and ineffectual and shall not operate to transfer any interest in or title to the Allen Shares to the purported transferee, and shall give the Founders, as hereafter defined, the right to purchase the Allen Shares in the manner and on the terms and conditions herein provided.

     B.   Right of First Refusal for a Voluntary Transfer.
          -----------------------------------------------

          1. Except as permitted in the preceding section of this Agreement, should Allen propose to transfer the Allen Shares, or any interest therein in whole or in part (the "Transfer Shares"), to any party other than the Founders, then he agrees that not less than five business days (the "Five Day First Right Period") prior to the proposed transfer of the Transfer Shares, Allen shall give written notice of such proposed transfer (the "Transfer Notice") to the Founders in the manner and at the addresses as set forth in this Agreement. The Transfer Notice shall set forth the Transfer Shares and, (i) in the case of a proposed private transfer, the name of the proposed transferee (the "Proposed Transferee"), the consideration agreed

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               by the Proposed Transferee to be paid for the Transfer
               Shares, and all other terms and conditions of the proposed transfer, or, (ii) in the case of a proposed sale on a public market pursuant to quoted market prices, such intent. In the case of a proposed private transfer, Allen may not give the Transfer Notice until he has a signed offer (the "Purchase Offer") from the Proposed Transferee setting forth all the terms under which the Proposed Transferee is agreeing to purchase the Transfer Shares and the Transfer Notice will not be effective unless a copy of the Purchase Offer is delivered with the Transfer Notice. Each Founder shall then have the first right to purchase that portion of the Transfer Shares represented by the proportion of (i) the number of shares of the Company's common stock held by such Founder (ii) to the aggregate number of shares of the Company's common stock held by all Founders electing to purchase the Transfer Shares. Any part of the Transfer Shares not purchased by a Founder pursuant to this section shall continue to be offered to the Founders on the formula set forth above until all of the Transfer Shares have been purchased or until no Founders are interested in purchasing the remaining part, if any, of the Transfer Shares.

          2. If a Founder elects to purchase all or a part of the Transfer Shares, such Founder shall, within the Five Day First Right Period, in the manner and at the address as set forth in this Agreement, give written notice (the "Election Notice") to Allen stating (i) his or her name, (ii) the portion of the Transfer Shares to be purchased by him or her, (iii) the purchase price of the Transfer Shares to be paid by him or her, (iv) the method of payment of such purchase price, and (v) all other terms and conditions concerning such purchase.

          3. If at the expiration of the Five Day First Right Period the Founders shall have elected to purchase less than all of the Transfer Shares, Allen for a period of sixty days from the expiration of the Five Day First Right Period may transfer the remaining part of the Transfer Shares on the public market, or as the case may be, to the Proposed Transferee upon the terms stated in the Purchase Offer, except that the effectiveness of such private transfer is expressly conditioned and no such transfer may be made unless the Proposed Transferee executes and becomes a party to the terms of this Agreement governing the rights and obligations of the holders of the Allen Shares.

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               If the Transfer Shares have not been transferred within such sixty day period, the Transfer Shares shall again become subject to all of the provisions of this Agreement and may not thereafter be transferred except in the manner and on the terms herein provided.

     C.   Right of First Refusal for an Involuntary Transfer.
          --------------------------------------------------

          A purported involuntary transfer, transfer by operation of law or any other transfer in whole or in part of the Allen Shares or any right or interest therein (other than pursuant to Sections II.A. and B. above) shall give the Founders the first right to purchase such Shares in proportions and in the manner and subject to the requirements set forth in Section II.B above for thirty days from the date written notice is provided to the Founders in the manner and at the addresses as set forth in this Agreement. An involuntary transfer shall include, but not be limited to, purported transfers by will, letters of administration, bankruptcy, receivership, trust, conservatorship and any other form of transfer made by a party acting by or on behalf of Allen. The written notice required by this Section shall be given by the party having the right, subject to this Agreement, to effect a transfer of the Transfer Shares, shall be given by such party immediately after confirmation by act of a court or other authorized party of the right to act on behalf of Allen and shall set forth the same information required under Section II.B, except it is understood that, depending on the

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event causing an involuntary transfer, there may be no Proposed Transferee and there will be no Purchase Offer or terms and conditions of a proposed transfer.

     D.   Purchase Price for a Transfer.
          -----------------------------

          1. The purchase price for transfers shall be (i) if there is a public market for sale of shares of Company common stock, the aggregate of the Transfer Shares multiplied by the average of the closing bid and ask prices for the Company's shares for the 20 trading days immediately preceding the date of the Transfer Notice, in the case of a voluntary transfer, or the event (such as the date of death, bankruptcy, appointment of conservator or receiver) causing an involuntary transfer, in the case of an involuntary transfer, or (ii) if there is no such public market, the price agreed to between the Proposed Transferee and Allen in the case of a voluntary transfer or the price agreed to between the representative of Allen and the Founders in the case of an involuntary transfer, provided that if they are unable to reach an agreement, their dispute shall be resolved by arbitration in Los Angeles, California by the American Arbitration Association with Allen appointing an arbitrator and the Founders appointing an arbitrator and those two

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               arbitrators selecting a third arbitrator who shall act as
               chairman. The decision of the arbitration panel shall be final and may be entered in a court of competent jurisdiction. The losing party shall bear the fees of the arbitrators.

          2. The purchase price to be paid by each Founder will be his or her pro rata portion determined by the formula set forth in
               Section II.B. Notwithstanding the preceding sentence and that the Proposed Transferee offered to purchase the Transfer Shares in one payment, a Founder may elect to pay his share of such purchase price in installments as provided below. If part or all of the consideration to be paid for the Transfer Shares by the Proposed Transferee is other than cash, the total purchase price to the Founders shall be deemed to be an amount equal to the aggregate of the cash consideration, if any, plus the "cash fair market value" of the noncash consideration. If Allen and the Founders are unable to agree on the "cash fair market value" of the noncash consideration, their dispute shall be resolved by arbitration as set forth above.

     E.   Payment of Purchase Price.
          -------------------------

          1. The Founders may elect to pay the purchase price in the same manner and upon the same terms as set forth in the Transfer Notice (subject to the right of the Founders to pay cash for the "cash fair market value" of the noncash consideration), or in installments as provided in the next subsection.

          2. If the purchase price for any Founder exceeds $50,000, such Founder may elect to pay the purchase price in equal monthly installments over a period of not exceeding one year, together with interest at the rate of eight percent (8%) per annum. For a cash purchase or an installment purchase, the price or first installment of price, as the case may be, must be made not later than thirty days after delivery of the Election Notice. For an installment purchase, the obligation shall be evidenced by a promissory note.

          3. Upon payment of the purchase price, Allen shall execute and deliver to the purchaser the certificates evidencing the portion of the Transfer Shares purchased.

          4. Notwithstanding the provisions of this Agreement, any delay in tender or acceptance of payment of the purchase price due to reasonable delay in obtaining any requisite confirmation of such sale by a court or necessary administrative approval shall not be deemed a default and in such event, payment shall be made as soon as practicable after obtaining such approval.

     F.   Proxy.
          -----

          In consideration of the Founders' work in structuring the transaction with CytoDyn of New Mexico, Inc. and providing a means for his obtaining necessary approvals and the opportunity to market and distribute drugs derived from his inventions, Allen hereby grants the Founders an irrevocable proxy to vote or not to vote the Allen Shares as they shall deem in their sole discretion. Allen agrees that (i) this proxy has been granted in connection with the causing of the Company by the Founders through their indirect ownership to issue the Allen shares to Allen and in consideration of the performance by Allen of services for the benefit of the Company as contemplated by a letter agreement between the Company and Three R dated as of October 24, 1998 (the "Consulting Agreement"); (ii) this proxy is specifically intended to qualify as an irrevocable proxy as contemplated by Sections 705(e)(2) and (4) of the California General Corporation Code; and (iii) with respect to the latter such Section, the parties specifically agree that they intend that for purposes only of such Section the services to be performed by Allen for the Company shall be deemed those of an employee and shall be for the benefit of the Company. The term of this proxy shall be for the longer period of (i) as long as the Consulting Agreement remains in effect, or (ii) the time the Founders or Three R or any of them, whichever is later, own any shares of the Company or a survivor of the Company. The proxy granted hereby attaches to all the Allen Shares whether held by Allen or a transferee of such shares as contemplated by this Agreement.

     G.   Founders.
          --------

          The term "Founders" means Lois Rezler, Ph.D., Roy S. Azarnoff, Ph.D., and Daniel L. Azarnoff, M.D., and their successors and assigns. Where the consent or action of the Founders is required or permitted in this Agreement, the action of any two of the Founders or their representatives shall be deemed the action of the Founders. The rights of the Founders or of any of them hereunder to acquire the Transfer Shares may be assigned by any of them to the Company.


III. NOTICES

     A.   Addresses.
          ---------

          1. Any and all notices or other communications which a party shall be required or may elect to provide another party or a Founder pursuant to this Agreement shall be in writing unless otherwise so provided. Any written notice or communication shall be personally delivered, telecopied, telexed, faxed or mailed certified mail, return receipt requested to the other party at the address set forth in the heading to this Agreement or at such other address as a party or Founder shall designate in accordance with the provisions of this paragraph.

          2. Delivery or service of any written notice or communication shall be deemed completed (a) if personally delivered, upon such delivery, (b) if telecopied, telexed or faxed, upon acknowledgment thereof, or (c) if mailed, upon 72 hours after deposit in the mail.

     B.   Failure to Give Notice.
          ----------------------

          The failure to give appropriate written notice as required herein shall in no way prevent the exercise of the rights of purchase provided herein.


IV.  OTHER RESTRICTIONS

     A.   Transferees as Parties.
          ----------------------

          Under no circumstances shall any sale or other transfer of any Transfer Shares be valid until the proposed transferee thereof shall have executed and become a party to this Agreement and thereby shall have become subject to all of the provisions hereof. Notwithstanding any other provisions of this Agreement, no such sale or other transfer of any kind shall in any event result in the inapplicability of the provisions hereof at any time to any of the Allen Shares.

     B.   Instructions to Allen's Fiduciary.
          ---------------------------------

          Allen agrees to insert in his will or living trust a direction and authorization to his fiduciary to fulfill and comply with the provisions hereof and to transfer the Allen Shares in accordance herewith.

     C.   "Lock-Up".
          ---------

          Allen agrees not to offer, sell or contract to sell or otherwise dispose of, directly or indirectly, or announce an offering of, any of the Allen Shares, including any hereafter acquired shares of Company common stock (nor any securities convertible into, or exchangeable for, shares of the Company's common stock) for a period of two years following the date of this Agreement.


V.   GENERAL PROVISIONS

     A.   Merger Not A Termination.
          ------------------------

          This Agreement will survive a merger of the Company

     B.   Further Acts.
          ------------

          Each party hereto agrees to perform all further acts and to execute and deliver all further documents which may be reasonably necessary to carry out the provisions of, and the transactions contemplated by, this Agreement.

     C.   Binding on Successors.
          ---------------------

          Subject to the restrictions against transfer or assignment as herein contained, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto.

     D.   Severability.
          ------------

          If any provision, or portion thereof, of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

     E.   Subject Matter Complete.
          -----------------------

          This Agreement contains the entire understanding among the parties hereto and merges all prior discussions between them. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement, which are not fully expressed herein.

     F.   Number and Gender.
          -----------------

          When the context in which the words are used in this Agreement indicates that such is the intent, the words in the singular number shall include the plural and vice versa, and the words in the masculine gender shall include the feminine and neuter genders and vice versa.

     G.   Captions.
          --------

          The underlined captions set forth herein are for convenience only and shall not be deemed to affect in any way the provisions hereof.

     H.   Governing Law.
          -------------

          This Agreement has been executed in, and shall be governed by, the laws of the State of California without regard to the choice of law provisions thereof.

     I.   Attorneys' Fees.
          ---------------

          In any action at law or in equity and in any arbitration proceeding to enforce any of the provisions or rights under this Agreement, the unsuccessful party to such litigation, as determined by the court or arbitrator(s) in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including, without limitation, costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

     J.   Arbitration.
          -----------

          Any controversy or claim arising out of or relating to this Agreement, or any breach thereof, shall be resolved in Los Angeles, California, by the American Arbitration Association with each party to the dispute appointing an arbitrator and those arbitrators appointing an additional arbitrator who shall act as chairman. The decision of the arbitration panel shall be final and judgment upon the award may be entered in any court having jurisdiction thereof. The losing party or parties shall bear the fees of the arbitrators.

     K.   Indemnification by Allen.
          ------------------------

          Allen shall indemnify the Company and the Founders in respect of and hold the Company and the Founders harmless from and against all expenses, claims, losses, damages and liability, however caused, arising from (i) any acts or omissions of Allen in the course of performing this Agreement; (ii) any breach of any Allen agreement in this Agreement; and
(iii) any and all claims by third parties that Allen misrepresented his authority or made any commitment not specifically authorized under this Agreement.

     L.   Indemnification by the Company.
          ------------------------------

          The Company shall indemnify Allen in respect of and hold Allen harmless from and against all expenses, claims, losses, damages and liability, however caused, arising from (i) any acts or omissions of the Company in the course of performing this Agreement; (ii) any breach of any Company agreement in this Agreement; and (iii) any and all claims by third parties that the Company misrepresented its authority or made any commitment not specifically authorized under this Agreement.

          The Company's sole obligation to Allen under this Agreement is to issue the Allen Shares. In no event shall the Company be liable to Allen for any loss of profits or incidental, indirect or consequential damages, however caused, whether by the Company's or Allen's sole or concurrent negligence or otherwise.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first above written.

BRITISH LION MEDICAL, INC.,
a California corporation


By:/s/ LOIS REZLER                 By: /s/ ALLEN D. ALLEN
   -------------------------          -------------------------
   President                          Allen D. Allen


THREE R ASSOCIATES, INC.,
a California corporation


By:/s/ LOIS REZLER
   -------------------------
   President


For purposes of Articles II, III and V of this Agreement



/s/ LOIS REZLER          /s/ ROY S. AZARNOFF      /s/ DANIEL L. AZARNOFF
--------------------     ---------------------    ----------------------
Lois Rezler, Ph.D.       Roy S. Azarnoff, Ph.D.   Daniel L. Azarnoff, Ph.D.